UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                 March 28, 2002



                          Abraxas Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State of other jurisdiction of incorporation)





0-19118                                                     74-2584033
(Commission File Number)                (I.R.S. Employer Identification Number)




                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  210-490-4788


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Item 5.OTHER EVENTS

See attached Press Release






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The following exhibits are filed as part of this report:

NUMBER                     DOCUMENT

99.1     Press release dated March 28, 2002

                                   SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ABRAXAS PETROLEUM CORPORATION



                         By:      ___________________________________
                                  Chris Williford
                                  Executive Vice President, Chief Financial
                                  Officer and Treasurer


Dated:    March 28, 2002

                                                               Exhibit 99.1


                                  NEWS RELEASE


            ABRAXAS' CANADIAN SUBSIDIARIES ENTER INTO SALE AGREEMENT
                      OF GAS PLANT AND ASSOCIATED RESERVES

SAN ANTONIO,  TX (March 28,  2002) - Abraxas  Petroleum  Corporation  (AMEX:ABP)
announced today that its wholly owned Canadian subsidiaries, Grey Wolf Exploration Inc. and Canadian Abraxas Petroleum Limited, have entered into a definitive Purchase and Sale Agreement related to the sale of their interests in a natural gas processing plant and the associated reserves with an industry partner. The sale, effective March 1, 2002, is scheduled to close in the second quarter of this year with estimated net proceeds of $21.5 million (US). Bob Watson, Abraxas CEO commented, "This transaction is in line with our continuing strategy of monetizing fully developed, non-core assets then redeploying sales proceeds into further development of core properties, enhancing corporate liquidity and paying down debt."

Abraxas Petroleum Corporation is a San Antonio-based crude oil and natural gas exploitation and production company that also processes natural gas. The Company operates in Texas, Wyoming and western Canada. Please visit www.abraxaspetroleum.com for the most current and updated information. The web site is updated daily to comply with the SEC Regulation FD (Fair Disclosure).

Safe Harbor for forward-looking statement: Statements in this release looking forward in time involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to be materially different from any future performance suggested in this release. Such factors may include, but may not be necessarily limited to, changes in the prices received by the Company for crude oil and natural gas. In addition, the Company's future crude oil and natural gas production is highly dependent upon the Company's level of success in acquiring or finding additional reserves. Further, the Company operates in an industry sector where the value of securities is highly volatile and may be influenced by economic and other factors beyond the Company's control. In the context of forward-looking information provided for in this release, reference is made to the discussion of risk factors detailed in the Company's filing with the Securities and Exchange Commission during the past 12 months.

FOR MORE INFORMATION CONTACT:
Janice Herndon/Manager Corp. Communications
Telephone 210-490-4788
jherndon@abraxaspetroleum.com
www.abraxaspetroleum.com